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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 9, 1996

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                          EXTENDED STAY AMERICA, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-27360                36-3996573
(State or other jurisdiction of      (Commission File          (IRS Employer
 incorporation or organization)         Number)             Identification No.)

                           500 E. BROWARD BOULEVARD
                        FT. LAUDERDALE, FLORIDA  33394
              (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (954)713-1600


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ITEM 2.  ACQUISITION OF ASSETS.

     On July 9, 1996, Extended Stay America, Inc. ("the Company") acquired substantially all of the assets of Melrose Suites, Inc., St. Louis Manor, Inc., Boulder Manor, Inc. and Nicolle Manor (co-owned by Michael J. Mona, Jr. and
Dean O'Bannon), which owned and operated extended stay lodging facilities in Las Vegas, Nevada (collectively, the "M & M Facilities") that have 177 rooms, 125 rooms, 211 rooms, and 125 rooms, respectively, which are similar in concept to the Company's lodging facilities. Each of the facilities was managed by M & M Development, with which the Company expects to enter into a two-year consulting agreement with a fee of $120,000 per year. The Company intends to continue to operate the acquired facilities in substantially their present form. In consideration for this acquisition, the Company issued 1,235,000 shares of its common stock, par value $.01 per share (the "Common Stock"), and paid an additional $500,000 in cash. The Company also assumed liabilities aggregating approximately $470,000 under certain leases for personal property. The terms of the acquisition, including the number of shares of Common Stock issued as consideration, were determined through arm's-length negotiations, based on past and projected levels of revenue and profitability of the acquired lodging facilities and the value of the assets acquired. The acquisition was accounted for using the purchase method of accounting. Copies of the asset purchase agreements and related agreements with respect to this acquisition are filed herewith as Exhibit 2.1 and are incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     The required financial statements of the business acquired are hereby incorporated by reference to the Company's Post-Effective Amendment No. 4 to Form S-1 Registration Statement (No. 333-102) dated July 3, 1996 (the "Registration Statement") under the caption "M & M Facilities" appearing on pages F-48 through F-54 of the Prospectus constituting part of the Registration Statement (the "Prospectus").

     (b)  Pro Forma Financial Information.

      The required pro forma financial information relating to the business acquired is hereby incorporated by reference to the Registration Statement under the caption "Pro Forma Financial Statements of Extended Stay America, Inc. and Subsidiaries and Acquired Companies" appearing on pages F-2 through F-4 of the Prospectus. All references on those pages to the acquisition of the M & M Facilities as "proposed" should be changed to give effect to its consummation.

     (c)  Exhibits.

          The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTENDED STAY AMERICA, INC.



                                       By: /s/ Robert A. Brannon
                                           -------------------------
                                           Robert A. Brannon
                                           Senior Vice President and
                                           Chief Financial Officer
Dated: July 23, 1996
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                          EXTENDED STAY AMERICA, INC.
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                                 Exhibit Index
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Exhibit
Number                       Description of Exhibit
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  2.1           Agreements to Purchase Hotels dated as of June 25, 1996 and related agreements among the Company, ESA Properties, Inc., Boulder Manor, Inc., Melrose Suites, Inc., St. Louis Manor, Inc., and Michael J. Mona, Jr. and Dean O'Bannon (incorporated by reference to Exhibit 2.6 to the Company's Registration Statement on Form S-1 (Registration No. 333-102)).

  2.2 Agreement dated July 23, 1996 by the Company to furnish supplementally copies of omitted schedules.

 99.1           Financial information incorporated by reference.